Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:

ExlService Holdings, Inc.

280 Park Avenue

New York, NY 10017

(212) 277-7109

ir@exlservice.com

EXL REPORTS 2014 FIRST QUARTER RESULTS

2014 First Quarter Revenues of $121.8 Million and Adjusted Diluted Earnings Per Share (EPS) of $0.50

New York, NY – May 1, 2014 – ExlService Holdings, Inc. (NASDAQ: EXLS), a leading provider of outsourcing and transformation services, today announced its financial results for the first quarter of 2014.

Rohit Kapoor, Vice Chairman and CEO, commented: “EXL had a solid first quarter, driven by strength in decision analytics revenues, particularly in risk and marketing analytics engagements tailored to the banking, insurance and healthcare industries. In outsourcing, certain industry verticals performed particularly well this quarter including life insurance, healthcare, banking and utilities. I am particularly pleased with the significant ongoing process migrations across newly acquired and existing strategic clients that took place in the first quarter.

In EXL’s targeted industry verticals, clients are actively looking for innovative solution ideas that integrate decision analytics and operations management in long-term annuity arrangements. We are making strong progress in strengthening our Business EXLerator Framework across operations management engagements to infuse business process automation, analytics, and benchmarking in a manner that generates differentiated value for EXL’s clients.”

Vishal Chhibbar, CFO, commented: “In the first quarter, EXL achieved revenues of $121.8 million, or $124.3 million excluding $2.5 million of reimbursement of transition and disentanglement costs for a large client that, as previously disclosed, is transitioning its business. Excluding these costs, constant currency revenues grew 13% year-over-year, driven by 12% growth in outsourcing and 17% growth in transformation services. In the first quarter EXL had adjusted diluted earnings per share of $0.50, up 25% year-over-year.

For 2014, we are reiterating our revenue guidance of $480 million to $500 million and adjusted diluted EPS of $1.70 to $1.80. Our revenue and adjusted EPS guidance exclude the impact of the reimbursement of transition and disentanglement costs for a disclosed client issue.”

Financial Highlights – First Quarter 2014

Reconciliations of adjusted financial measures to GAAP are included at the end of this release.

•	Revenues for the quarter ended March 31, 2014 were $121.8 million compared to $116.0 million for the quarter ended March 31, 2013 and $124.1 million for the quarter ended December 31, 2013. Revenues for the quarter ended March 31, 2014 were reduced by approximately $2.5 million due to the reimbursement of transition and disentanglement costs tied to a previously disclosed client issue. Outsourcing services revenues for the quarter ended March 31, 2014 were $100.1 million compared to $97.6 million for the quarter ended March 31, 2013 and $100.4 million for the quarter ended December 31, 2013. Transformation services revenues for the quarter ended March 31, 2014 were $21.7 million compared to $18.4 million for the quarter ended March 31, 2013 and $23.7 million for the quarter ended December 31, 2013.

•	Gross margin for the quarter ended March 31, 2014 was 38.5% compared to 37.1% for the quarter ended March 31, 2013 and 42.0% for the quarter ended December 31, 2013. Outsourcing services gross margin for the quarter ended March 31, 2014 was 41.2% compared to 39.0% for the quarter ended March 31, 2013 and 43.4% for the quarter ended December 31, 2013. Transformation services gross margin for the quarter ended March 31, 2014 was 26.2% compared to 27.1% for the quarter ended March 31, 2013 and 35.7% for the quarter ended December 31, 2013.

•	Operating margin for the quarter ended March 31, 2014 was 12.7% compared to 10.4% for the quarter ended March 31, 2013 and 18.5% for the quarter ended December 31, 2013. Adjusted operating margin for the quarter ended March 31, 2014 was 19.0% compared to 15.0% for the quarter ended March 31, 2013 and 21.9% for the quarter ended December 31, 2013.

•	Net income for the quarter ended March 31, 2014 was $11.1 million compared to $9.8 million for the quarter ended March 31, 2013 and $15.9 million for the quarter ended December 31, 2013. Adjusted EBITDA for the quarter ended March 31, 2014 was $28.5 million compared to $22.3 million for the quarter ended March 31, 2013 and $31.8 million for the quarter ended December 31, 2013.

•	Diluted earnings per share for the quarter ended March 31, 2014 were $0.33 compared to $0.29 for the quarter ended March 31, 2013 and $0.47 for the quarter ended December 31, 2013. Adjusted diluted earnings per share for the quarter ended March 31, 2014 were $0.50 compared to $0.40 for the quarter ended March 31, 2013 and $0.56 for the quarter ended December 31, 2013.

Business Highlights

•	Successfully implemented EXL Landa’s CareRadius medical management suite with two leading BlueCross BlueShield health plans whom together serve more than 7.2 million customers.

•	Selected by Oxford Life family of companies for consolidation and end-to-end processing of life, annuity & Medicare Supplement products on EXL LifePRO®.

•	Announced the appointment of Nancy Saltzman in the role of EVP, General Counsel & Company Secretary.

•	Hired a Chief Actuarial Officer to focus on clinical analytics capability development within the healthcare vertical.

•	Positioned in the “Winner’s Circle” in HfS Research’s Blueprint Report for Insurance BPO.

•	Expanded our delivery footprint with the establishment of a new Analytics Center of Excellence in Mumbai, India focused on providing decision analytics services to the banking and financial services vertical.

•	Won five new clients during the first quarter, including three transformation clients.

•	Expanded multiple outsourcing services relationships, including migrating 25 new processes in the first quarter of 2014.

•	Recorded headcount as of March 31, 2014 of 22,800 (including employees under managed services), compared to 21,350 as of March 31, 2013 and 22,200 as of December 31, 2013.

•	Reported employee attrition for the quarter ended March 31, 2014 of 28.8%, compared with 23.6% for the quarter ended March 31, 2013 and 25.0% for the quarter ended December 31, 2013.

2014 Outlook

Based on current visibility and an Indian rupee to U.S. dollar exchange rate of 61, the Company is reiterating its guidance for calendar year 2014. Guidance excludes the impact of the reimbursement of transition and disentanglement costs for a disclosed client issue:

•	Revenue of $480 million to $500 million.

•	Adjusted diluted earnings per share, excluding the impact of stock-based compensation expense, amortization of intangibles and associated tax impacts, of $1.70 to $1.80.

Conference Call

ExlService Holdings, Inc. will host a conference call on Thursday, May 1, 2014 at 8:00 a.m. (ET) to discuss the Company’s quarterly and annual operating and financial results. The conference call will be available live via the internet by accessing the investor relations section of EXL’s website at ir.exlservice.com, where an accompanying investor-friendly spreadsheet of historical operating and financial data can also be accessed. Please go to the website at least fifteen minutes prior to the call to register, download and install any necessary audio software.

To listen to the conference call via phone, please dial 1-877-303-6384 or 1-224-357-2191 and an operator will assist you. For those who cannot access the live broadcast, a replay will be available on the EXL website (ir.exlservice.com).

About ExlService Holdings, Inc.

ExlService Holdings, Inc. (Nasdaq:EXLS) is a leading provider of outsourcing and transformation services. EXL primarily serves the needs of Global 1000 companies from global delivery centers in the insurance, healthcare, utilities, banking and financial services, transportation and logistics and travel sectors. EXL’s outsourcing services include a full spectrum of business process management services such as transaction processing and finance and accounting services. Transformation services enable continuous improvement of client processes by bringing together EXL’s capabilities in decision analytics, finance transformation and operations and process excellence services. Find additional information about EXL at www.exlservice.com.

This press release contains forward-looking statements. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the Company’s control. Forward-looking statements include information concerning the Company’s possible or assumed future results of operations, including descriptions of its business strategy. These statements may include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of management’s experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. You should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors are discussed in more detail in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. These risks could cause actual results to differ materially from those implied by forward-looking statements in this release. You should keep in mind that any forward-looking statement made herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect the Company. The Company has no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.

EXLSERVICE HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except share and per share amounts)

(Unaudited)

	Three months ended March 31,
	2014	2013
Revenues	$121,797	$116,006
Cost of revenues (exclusive of depreciation and amortization)	74,922	72,913

Gross profit	46,875	43,093

Operating expenses:
General and administrative expenses	14,800	14,721
Selling and marketing expenses	10,232	9,755
Depreciation and amortization	6,356	6,512

Total operating expenses	31,388	30,988

Income from operations	15,487	12,105
Other income/(expense) :
Foreign exchange loss	(833)	(49)
Interest and other income, net	958	703

Income before income taxes	15,612	12,759
Income tax provision	4,465	2,997

Net income	$11,147	$9,762

Earnings per share:
Basic	$0.34	$0.30
Diluted	$0.33	$0.29
Weighted-average number of shares used in computing earnings per share:
Basic	32,523,490	32,521,481
Diluted	33,428,544	33,719,794

EXLSERVICE HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except share and per share amounts)

	March 31,	December 31,
	2014	2013
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$143,692	$148,065
Short-term investments	7,169	5,987
Restricted cash	816	423
Accounts receivable, net	77,737	76,121
Prepaid expenses	6,145	5,168
Deferred tax assets, net	5,455	6,958
Advance income tax, net	3,978	2,024
Other current assets	12,955	7,881

Total current assets	257,947	252,627

Fixed assets, net	44,031	34,564
Restricted cash	3,780	3,568
Deferred tax assets, net	9,905	12,254
Intangible assets, net	32,643	34,115
Goodwill	108,216	107,407
Other assets	21,489	18,897

Total assets	$478,011	$463,432

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,420	$4,714
Deferred revenue	9,520	8,618
Accrued employee cost	18,371	29,405
Accrued expenses and other current liabilities	29,575	32,219
Current portion of capital lease obligations	1,108	1,119

Total current liabilities	62,994	76,075

Capital lease obligations, less current portion	1,222	1,371
Non-current liabilities	19,107	19,812

Total liabilities	83,323	97,258

Commitments and contingencies
Preferred stock, $0.001 par value; 15,000,000 shares authorized, none issued	—	—
Stockholders’ equity:
Common stock, $0.001 par value; 100,000,000 shares authorized, 33,822,673 shares issued and 32,634,288 shares outstanding as of March 31, 2014 and 33,342,312 shares issued and 32,172,183 shares outstanding as of December 31, 2013	34	33
Additional paid-in-capital	220,370	214,522
Retained earnings	248,126	236,979
Accumulated other comprehensive loss	(48,741)	(60,718)

Total stockholders’ equity including shares held in treasury	419,789	390,816

Less: 1,188,385 shares as of March 31, 2014 and 1,170,129 shares as of December 31, 2013, held in treasury, at cost	(25,101)	(24,642)

Total stockholders’ equity	394,688	366,174

Total liabilities and stockholders’ equity	$478,011	$463,432

EXLSERVICE HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

Reconciliation of Adjusted Financial Measures to GAAP Measures

In addition to its reported operating results in accordance with U.S. generally accepted accounting principles (GAAP), EXL has included in this release adjusted financial measures (adjusted EBITDA, adjusted net income and adjusted diluted earnings per share) that the Securities and Exchange Commission defines as “non-GAAP financial measures.” The adjusted financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from those financial statements should be carefully evaluated. The Company believes that providing these adjusted measures may help investors better understand the Company’s underlying financial performance. Management also believes that these adjusted financial measures, when read in conjunction with the Company’s reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company’s results and comparisons of the Company’s results with the results of other companies. The Company believes that it is unreasonably difficult to provide its financial outlook in accordance with GAAP for a number of reasons including, without limitation, the Company’s inability to predict its future stock-based compensation expense under ASC Topic 718, the amortization of intangibles associated with further acquisitions, and the uncertainty around the reimbursement of transition and disentanglement costs for a disclosed client issue. The Company also incurs significant non-cash charges for depreciation that may not be indicative of the Company’s ability to generate cash flow.

Additionally, the Company provides certain information on a constant currency basis, which reflects a comparison of current period results translated at the prior period currency rates. This information is provided because the Company believes that it provides useful incremental information to investors regarding the Company’s operating performance.

The following table shows the reconciliation of these adjusted financial measures from GAAP measures for the quarter ended March 31, 2014 and March 31, 2013, the three months ended December 31, 2013:

Reconciliation of Adjusted Operating Income and Adjusted EBITDA

(Amounts in thousands)

	Three Months Ended March 31,		Three Months Ended December 31,
	2014	2013	2013
Revenues (GAAP)	$121,797	$116,006	$124,123
add: Reimbursement of transition and disentanglement costs (a)	2,471	—	351

Revenues (Non-GAAP)	$124,268	$116,006	$124,474
subtract: Cost of revenues (GAAP)	(74,922)	(72,913)	(72,050)
subtract: Operating expenses (GAAP)	(31,388)	(30,988)	(29,098)

Income from operations (Non- GAAP)	$17,958	$12,105	$23,326
add: Stock-based compensation expense (b)	4,176	3,645	2,360
add: Amortization of acquisition-related intangibles (c)	1,536	1,634	1,536

Adjusted operating income (Non-GAAP)	$23,670	$17,384	$27,222

Adjusted operating income margin as a % of Revenues (Non-GAAP)	19.0%	15.0%	21.9%
add: Depreciation	4,820	4,878	4,538

Adjusted EBITDA (Non-GAAP)	$28,490	$22,262	$31,760

Adjusted EBITDA margin as a % of Revenues (Non-GAAP)	22.9%	19.2%	25.5%

(a)	To exclude reimbursement of transition and disentanglement costs for a disclosed client issue.
(b)	To exclude stock-based compensation expense under ASC Topic 718.
(c)	To exclude amortization of acquisition-related intangibles.

Reconciliation of Adjusted Net Income and Adjusted Diluted Earnings Per Share

(Amounts in thousands, except per share data)

	Three Months Ended March 31,		Three months ended December 31,
	2014	2013	2013
Net income (GAAP)	$11,147	$9,762	$15,859

add: Stock-based compensation expense (a)	4,176	3,645	2,360

add: Amortization of acquisition-related intangibles (b)	1,536	1,634	1,536

add: reimbursement of transition and disentanglement costs (c)	2,471	—	351

subtract: Tax impact on stock-based compensation expense	(1,596)	(1,396)	(900)

subtract: Tax impact on amortization of acquisition-related intangibles	(170)	(191)	(170)
subtract: Tax impact on reimbursement of transition and disentanglement costs	(939)	—	(133)

Adjusted net income (Non-GAAP)	$16,625	$13,454	$18,903

Adjusted diluted earnings per share (Non-GAAP)	$0.50	$0.40	$0.56

(a)	To exclude stock-based compensation expense under ASC Topic 718.
(b)	To exclude amortization of acquisition-related intangibles.
(c)	To exclude the impact of the reimbursement of transition and disentanglement costs for a disclosed client issue.